UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2004
                                 --------------

                                AmeriCredit Corp.
                                -----------------
              Exact name of registrant as specified in its charter)
                                 ---------------

            Texas                     1-10667                    75-2291093
            -----                     -------                    ----------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


             801 Cherry Street, Suite 3900, Fort Worth, Texas 76102
             ------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (817) 302-7000
                         (Registrant's telephone number,
                              including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure


         The Registrant files herewith the exhibit listed in Item 7(c) below.


Item 7(c).  Exhibits


            The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

           99.1     Press Release



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AmeriCredit Corp.
                                ----------------------------------
                                ----------------------------------
                                         (Registrant)


Date:  March 15, 2004    By:         /s/ PRESTON A. MILLER
                                ----------------------------------
                                ----------------------------------
                                       Preston A. Miller
                                    Executive Vice President,
                                    Chief Financial Officer and
                                            Treasurer

                                INDEX TO EXHIBITS


Exhibit No.            Exhibit

   99.1                Press Release